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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2000


                               Chevron Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                    1-368-2                    94-0890210
 ---------------------------  ----------------------        -------------------
(State or other jurisdiction (Commission File Number)      (I.R.S. Employer No.)
        of incorporation )

        575 Market Street, San Francisco, CA                     94105
        --------------------------------------                  --------
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (415) 894-7700


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



Item 7. Financial Statements and Exhibits.

         (c)   Exhibits.

               99.1     Chevron  Corporation  is filing the  following  restated
                        financial   statements   of  Chevron   Corporation   and
                        Subsidiaries:

               o Consolidated Statements of Comprehensive Income for the three- and six- month periods ended June 30, 1999 and the three- and nine-month periods ended September 30, 1999;
               o Consolidated Balance Sheets at June 30, 1999 and September 30, 1999.

These  statements  were restated to recognize  the initial  ownership of certain
marketable   equity   securities  and  subsequent   unrealized  gains  on  these
securities.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 18, 2000
                                             CHEVRON CORPORATION



                                           By         /s/ S.J. Crowe
                                               --------------------------------
                                                  S. J. Crowe, Comptroller
                                              (Principal Accounting Officer and
                                                  Duly Authorized Officer)